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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          March 20, 1997




               FIRSTFEDERAL FINANCIAL SERVICES CORP
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     (Exact name of Registrant as specified in its Charter)




    Ohio                    0-17894                  34-1622711
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(State or other        (Commission File No.)       (IRS Employer
jurisdiction of                                    Identification
 incorporation)                                          Number)



135 East Liberty Street, Wooster, Ohio                    44691
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(330) 264-8001
                                                    -------------


                            N/A
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 (Former name or former address, if changed since last report)


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Item 5.     Other Events

     On March 20, 1997, FirstFederal Financial Services Corp ("FirstFederal") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the private placement of $40.5 million of 9.125% Subordinated Notes due March 15, 2004.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99 Text of press release, dated March 20, 1997, issued by FirstFederal Services Corp

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRSTFEDERAL FINANCIAL SERVICES CORP



Date:  March 25, 1997       By:  /s/ Gary G. Clark
       -----------------         ------------------------------
                                  Gary G. Clark
                                  Chairman and Chief Executive
                                  Officer


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                          EXHIBIT INDEX

Exhibit Number                     Description

  99                     Press Release of FirstFederal
                         Financial Services Corp, dated
                         March 20, 1997